UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange of 1934

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WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Riversedge North

2529 Virginia Beach Boulevard, Suite 200

Virginia Beach, Virginia 23452

May 16, 2016

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. (the “Company”) (the “Annual Meeting”) to be held at the Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room, Virginia Beach, Virginia 23451, on June 15, 2016 at 9:30 a.m., local Virginia Beach, Virginia time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•	the reelection of eight members of the Board of Directors;

•	approving the Company’s 2016 Long-term Incentive Plan; and

•	the ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Wheeler Real Estate Investment Trust, Inc., and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” all proposals.

Please indicate your vote by using the enclosed proxy card or by voting by telephone or internet, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important, and it is important that we receive your vote as soon as possible.

Sincerely,

Jon S. Wheeler
Chairman and Chief Executive Officer

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 15, 2016

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on June 15, 2016, at 9:30 a.m., local Virginia Beach, Virginia time, at the Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room, Virginia Beach, VA 23451. The purpose of the meeting is to:

•	elect a Board of eight directors to serve until the next annual meeting and until their successors are duly-elected and qualified;

•	approving the Company’s 2016 Long-Term Incentive Plan;

•	ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm; and

•	act upon such other matters as may properly be presented at the Annual Meeting.

Only stockholders of record at the close of business on April 28, 2016, will be entitled to vote at the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the accompanying envelope provided. Your completed proxy will not prevent you from attending the meeting and voting in person should you choose.

Dated: May 16, 2016

By order of the Board of Directors,

Robin Hanisch
Corporate Secretary

This Proxy Statement is available at www.whlr.us. Among other things, the Proxy Statement contains information regarding:

•	The date, time and location of the meeting

•	A list of the matters being submitted to stockholders

•	Information concerning voting in person

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 15, 2016

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Stockholders following the fiscal year ended December 31, 2015 (the “Annual Meeting”). Distribution of this Proxy Statement and a Proxy Form is scheduled to begin on May 16, 2016. The mailing address of the Company’s principal executive office is Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

About the Meeting

Who Can Vote

Record holders of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the close of business on April 28, 2016 (the “Record Date”) may vote at the Annual Meeting. On that date, 66,403,669 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How Can You Vote

If you return your signed proxy before the Annual Meeting, we will vote your shares as you direct. You can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from the proposal to approve the Company’s 2016 Long-Term Incentive Plan. You can also specify whether you approve, disapprove or abstain from the other proposal to ratify the selection of auditors. You can also vote by Internet, at the address shown on your proxy card or by phone, at 1-800-652-VOTE (8683).

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors (the “Board of Directors” or the “Board”). The Board of Directors unanimously recommends a vote FOR all of Proposals 1, 2 and 3.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by (a) delivering a written notice of revocation to the Corporate Secretary, (b) delivering another proxy that is dated later than the original proxy, or (c) casting your vote in person at the Annual Meeting. Your last vote will be the vote that is counted.

What am I voting on?

You will be voting on the following:

(1)	The reelection of eight members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2017 or until their successors are duly elected and qualified;

(2)	Approving the Company’s 2016 Long-Term Incentive Plan; and

(3)	The ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of April 28, 2016 there were 66,403,669 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least 33,201,835 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If the broker holding your shares in “street” name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected to that slot. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not count as votes cast and will not affect the outcome of the vote.

For the proposal to approve the 2016 Long-Term Incentive Plan, a majority of the votes cast at a meeting in which a quorum is present is required for approval. An abstention with respect to such proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention as well as a broker non-vote will have no effect because it is not a vote cast.

The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders

As of the Record Date, affiliates held 3,256,400 shares representing approximately 4.90% of the shares outstanding. These affiliates have advised the Company that they currently intend to vote all of their shares in favor of the approval of both proposals.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Implications of being an “emerging growth company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

•	the last day of the fiscal year following the fifth anniversary of our initial public offering;

•	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•	the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter)

Other Matters to be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail. Proxy materials will also be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics, Corporate Governance Principles, including guidelines on director independence, and Insider Trading Policy, all under separate headings. These charters and principles are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings (“Householding”). Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to Householding, you must contact your broker, bank or other nominee.

If you hold shares of Common Stock in your own name as a holder of record, Householding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

Questions

You may call our Investor Relations Department at 757-627-9088 if you have any questions.

PLEASE VOTE - YOUR VOTE IS IMPORTANT

Corporate Governance and Board Matters

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or appointed by the incumbent Board of Directors and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Current members of the Board

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Committee	Finance Committee
Jon S. Wheeler	—	—	—	—	—
Kurt Harrington	Member	—	Member	—	—
Carl B. McGowan, Jr.	Chairperson	—	—	Member	—
David Kelly	—	—	—	—	Member
Stewart Brown	—	Member	Chairperson	Member	Member
William W. King	Member	Chairperson	Member	—	—
Jeffrey Zwerdling	—	Member	—	Chairperson	—
John McAuliffe	—	—	—	—	Chairperson

Role of the Board’s Committees

The Board of Directors has standing Audit, Compensation, Nominating and Corporate Governance, Investment and Finance Committees.

Audit Committee. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee was adopted on November 16, 2012, and is available on the Company’s Investor Relations tab of our website (www.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. Dr. McGowan, a member and Chair of the Audit Committee, is qualified as an “audit committee financial expert” within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq Stock Market. All of the members of the Audit Committee meet the independence and experience requirements of the listing standards of the Nasdaq Stock Market. The Audit Committee met six times in 2015.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Nominating and Corporate Governance Committee was adopted on November 16, 2012 and updated in 2016, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee met two times in 2015.

Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board, and to make recommendations to the Board with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board with respect to such plans. The charter of the Compensation Committee was adopted on November 16, 2012 and updated in 2014 and 2016, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee may not delegate its authority to other persons. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee met five times in 2015.

The Compensation Committee retained Mercer as its independent compensation consultant in 2015 to assist in executive compensation issues. Specifically, Mercer assisted the Compensation Committee in its review and design of the Company’s executive compensation program for executives and directors. Mercer was engaged by the Compensation Committee after review and consideration of other proposals submitted by prospective compensation consultants. The Compensation Committee engaged Mercer based upon the value and the scope of services that they provide. The Compensation Committee instructed Mercer to provide market assessment of executive and officer compensation, and provide appropriate executive compensation plan designs. Mercer reported directly to the Compensation Committee and performs no other work for the Company.

The Compensation Committee has analyzed whether the work of Mercer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors:

i.	The provision of other services to the Company by Mercer;

ii.	The amount of fees from the Company paid to Mercer as a percentage of the firm’s total revenue;

iii.	Mercer policies and procedures that are designed to prevent conflicts of interest;

iv.	Any business or personal relationship of Mercer or the individual compensation advisors employed by the firm with an executive officer of the Company;

v.	Any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and

vi.	Any stock of the Company owned by Mercer or the individual compensation advisors employed by the firm.

The Compensation Committee has determined, based on its analysis of the above factors, that the work of Mercer and the individual compensation advisors employed by Mercer as compensation consultants to the Company has not created any conflict of interest.

Investment Committee. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. In addition, the Investment Committee makes recommendations to the Board regarding the potential real estate acquisitions and investments. The Investment Committee was formed on September 25, 2013 and has not adopted a charter. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Investment Committee met three times in 2015.

Finance Committee. The Finance Committee is responsible for overseeing the financial policies and practices of the Company. In addition, the Finance Committee oversees the budget process of the Company, including the review of budget policies, practices, and annual budget schedule. The Finance Committee provides regular review of the budget throughout the year and recommends to the Board any changes, additions or deletions to the financial policies and practices as it deems appropriate. The Investment Committee was formed in February 2016 and has not adopted a charter. Two of the members of the Finance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.

Board Leadership Structure

Jon S. Wheeler (“Mr. Wheeler”) currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Wheeler simply holds both positions at this time. The Board of Directors believes that Mr. Wheeler’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Wheeler possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

Our Board of Directors believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and to encourage independent Board leadership, the Board of Directors also has established the position of lead independent director, which currently is held by Mr. Zwerdling. The Board of Directors then serving on the Board selected Mr. Zwerdling as lead independent director unanimously. Together, our Lead Independent Director and the Chairman and Chief Executive Officer, facilitate clear leadership, responsibility and accountability, effective decision-making and a cohesive corporate strategy.

Selection of Nominees for the Board

The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee will then evaluate the prospective nominee against the standards and qualifications generally set out in the Company’s Corporate Governance Guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees, customers, guests and communities; and

•	the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

The Bylaws of the Company provide that any stockholder entitled to vote at the Annual Meeting in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholders’ intention to make such nomination has been delivered personally to, or has been mailed to and received by the Secretary at the principal office of the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If a stockholder has a suggestion for candidates for election, the stockholder should follow this procedure. Each notice from a stockholder must set forth (i) the name and address of the stockholder who intends to make the nomination and the name of the person to be nominated, (ii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming those persons) pursuant to which the nomination is to be made by such stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules, and (vi) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure. The Company has not adopted a specific policy regarding the consideration of director nominees recommended by stockholders and believes this is appropriate because there are not any differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating and Corporate Governance Committee

Determinations of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

Board Meetings During Fiscal 2015.

The Board met eight times during fiscal year 2015. No directors attended fewer than 75% of the meetings of the aggregate of : (i) The total number of meetings of the Board (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board and Committees of which he or she is a member.

Compensation of Independent Directors

The Board of Directors believes that competitive compensation arrangements are necessary to attract and retain qualified independent directors. In 2015 after conducting a market review with respect to other leading companies of similar size to the Company, under the supervision of the Compensation Committee, and upon recommendation of the Company’s independent compensation consultant, Mercer, the Board approved changes to the compensation arrangements for the independent directors of the Company. These are the first changes made to the overall compensation program for the Board’s independent directors since the Company’s IPO.

For 2016, the Company now provides each independent director an annual cash retainer of $25,000 and an annual restricted stock award with a grant date value of $25,000. The Board set annual retainers for the Audit, Compensation, Nominating and Governance, Investment and Finance committee chairs at $5,000, $4,000, $4,000, $4,000 and $4,000 respectively.

2015 Director Compensation(1)

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Stewart J. Brown(2)	6,250	—	—	—	—	—	6,250
Christopher Ettel(3)	8,750	20,000	—	—	—	—	28,750
Kurt R. Harrington(4)	7,500	—	—	—	—	—	7,500
Warren Harris(5)	7,500	20,000	—	—	—	—	27,500
David Kelly	15,000	20,000	—	—	—	—	35,000
William W. King	15,000	20,000	—	—	—	—	35,000
John McAuliffe(6)	1,250	—	—	—	—	—	1,250
Ann L. McKinney	15,000	20,000	—	—	—	—	35,000
Carl B. McGowan, Jr.	15,000	20,000	—	—	—	—	35,000
Jeffrey Zwerdling	15,000	20,000	—	—	—	—	35,000

(1)	This table does not include Jon Wheeler, our Chairman and CEO, because his compensation is fully reflected in the Summary Compensation Table.
(2)	Began serving as a director in August 2015.
(3)	Served as a director until August 2015.

(4)	Began serving as a director in June 2015.
(5)	Served as a director until June 2015.
(6)	Began serving as a director in December 2015.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The Nominating and Corporate Governance Committee of the Board also approved a process for handling letters received by the Company and addressed to members of the Board but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees. The text of the document is available on the Company’s Investor Relations tab of our website (www.whlr.us). The Company intends to post any amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) at this location on its website.

Compliance with Section 16(a) of Reporting Requirements

Based solely on a review of Forms 3, 4 and 5 and any amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act and written representations that no other reports were required, we believe that with respect to fiscal 2015 our officers, directors, and beneficial owners of more than 10% of our equity timely complied with all applicable Section 16(a) filing requirements, except a late Form 4 was filed for Jon Wheeler on June 22, 2015 reporting the purchase of 2,000 shares of common stock that occurred on June 17, 2015. Further, our former Senior Vice President of Operations, Victoria Paul, filed a late Form 3 on June 25, 2015, which was due on January 10, 2015 to report that she owned 1,124 share of Common Stock. In addition, our former Senior Vice President of Business Development, George Fox, filed a late Form 3 on June 25, 2015, which was due on June 10, 2015, to report that he owned 15,617 shares of Common Stock. Lastly, our Director of Leasing, Jeffrey Parker, filed a late Form 3 on June 22, 2015, which was due on January 10, 2015, to report that he owned 232 shares of Common Stock.

Management — Business History of Executive Officers

For information as to the business history of our Chief Executive Officer, Mr. Wheeler, and our Senior Vice President and Director of Acquisitions, Mr. Kelly see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.

Steven M. Belote

Chief Operating Officer since 2016

Age — 50

Steven Belote has served as our Chief Operating Officer (COO) since January 2016. Mr. Belote previously served as our CFO from August 2011 to January 2016. After receiving a Bachelor’s of Science Degree in Accounting from Virginia Tech, he spent seven years working in Washington, DC with BDO Seidman, LLP, a large international public accounting and consulting firm. In June 1995, he joined Shore Bank as their CFO, subsequently playing a significant role in taking the bank public in 1997. Mr. Belote served as CFO for the bank’s publicly-traded bank holding company, Shore Financial Corporation, until the company was purchased in June 2008. Mr. Belote continued as the bank’s CFO until becoming its president in June 2009; a role he held until December 2010. Mr. Belote has been affiliated with and held various roles in many organizations, including: the Melfa Rotary Club from 2006-2010, serving as the club’s president from 2008-2009; the Eastern Shore of Virginia Chamber of Commerce Board of Directors from 2004-2010, serving as treasurer from 2009-2010; the Eastern Shore of Virginia United Way from 2000-2008, serving as campaign chair during 2000 and serving on the board of directors from 2001-2008, including the role of president from 2004-2006; the Virginia Bankers Association CFO Committee from 1999-2009, serving as chair from 2003-2006; a member of the Maryland Financial Bank advisory board from 2005-2011; and as a member of the Bay Beyond, Inc. (Blue Crab Bay Co.) advisory board from 1997 through 2005, among others. Mr. Belote is a Certified Public Accountant.

Wilkes J. Graham

Chief Financial Officer since 2016

Age — 39

Wilkes Graham has served as our Chief Financial Officer (CFO) since January 2016. As CFO, Mr. Graham oversees corporate finance, accounting, investor relations and capital and financing strategies for the Company. Prior to joining Wheeler, Mr. Graham spent 16 years in the real estate financial services industry. From 2010-2016 Mr. Graham worked with Compass Point Research & Trading, LLC (“Compass Point”), an independent, full-service investment firm focused exclusively on the financial services sector, where he served as Director of Research and as a Senior Sell-Side Equity Research Analyst. As the firm’s Real Estate Analyst, Mr. Graham’s primary responsibilities included performing proprietary financial analysis in which he forecasted earnings and predicted the stock performance of over 30 publicly traded REITs, real estate operating companies and homebuilders. As Director of Research, Mr. Graham managed and oversaw the strategic direction of the firm’s research department. From 2001-2009, Mr. Graham worked as a Vice President and a Senior Sell-Side Analyst focused on the real estate sector at FBR Capital Markets & Co. (“FBR”) (NASDAQ:FBRC), a full-service investment bank that offers equity and fixed income research services to institutional investors. From 1999-2001, he worked as a Research Associate covering REITs for Raymond James & Associates, a leading diversified financial services company located in St. Petersburg, Florida. Mr. Graham received his Bachelors of Science in Business Administration and his Master of Business Administration from the University of North Carolina’s Kenan-Flagler Business School.

Robin Hanisch

Corporate Secretary since 2011

Age — 58

Robin Hanisch has served as the Secretary of our Board of Directors since August 2011. Ms. Hanisch has served as an Associate at Wheeler Interests since 2000, where she oversees Investor Relations. Ms. Hanisch has been the main point of contact for investors in Wheeler Interests and serves as the main point of contact for our investors. Prior to joining Wheeler Interests, Ms. Hanisch worked in fund development and marketing for a national non-profit organization. She graduated from the University of Hawaii with a degree in merchandising.

Jeffrey Parker

Director of Leasing since 2014

Age — 46

Mr. Parker is a Certified Commercial Investment Member (CCIM), has served as our Director of Leasing since October 2014. A graduate of Hampden-Sydney College, Mr. Parker began his real estate career in the regional office of CB Richard Ellis (“CBRE”). As a vice president at CBRE, Mr. Parker spent ten years handling the leasing and sale of commercial properties. Prior to joining our company, Mr. Parker served as the Real Estate Portfolio Manager for the Southeast and Mid-Atlantic regions of the United States for Dollar Tree Stores, Inc. where he was responsible for a portfolio of over 1100 stores and created many key relationships throughout the industry. Mr. Parker is a past honoree of the Inside Business “Top 40 Under 40” which recognizes outstanding young business people in the Hampton Roads community, and he serves on the Board of Directors of the Hope House Foundation. Mr. Parker earned his CCIM designation in 2006 which is a designation held by a worldwide group of 13,000 recognized experts in the commercial and investment real estate industry.

Matthew T. Reddy

Chief Accounting Officer since 2015

Age — 33

Matthew T. Reddy has served as our Chief Accounting Officer since June 2015. Prior to joining the Company, Mr. Reddy worked at Liberty Tax, Inc. (“Liberty”), serving as Assistant Vice President of Online Products from 2014 to 2015, where his responsibilities included coordination and leadership of Liberty’s online tax business. While employed at Liberty, Mr. Reddy was also employed as Director of Finance from 2011 to 2014, and Manager of Financial Reporting from 2008 to 2011. His primary responsibilities in these positions included overseeing corporate forecasting, assisting in the planning and analysis of business and financial strategies, and managing Liberty’s accounting team. Prior to joining Liberty, Mr. Reddy worked at KPMG LLP as a Senior Auditor. Mr. Reddy is a Certified Public Accountant and holds a degree in accounting from James Madison University.

Employment Agreements With The Company’s Named Executive Officers

Generally

We have entered into employment agreements with four of our executive officers. We believe that the protections contained in these employment agreements help to ensure the day-to-day stability necessary to our executives to enable them to properly focus their attention on their duties and responsibilities with the Company and provide security with regard to some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity. Each of our employment agreements with our executive officers provides for a term of three years.

Jon Wheeler

Employment Agreement and Salary. On March 14, 2016, the Company, on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with Mr. Wheeler (the “Wheeler Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Wheeler Employment Agreement, Mr. Wheeler shall be employed as the Company’s Chief Executive Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $475,000 per annum (base compensation remains the same from prior employment agreement); and

•	Reimbursement of reasonable and necessary business expenses, and Mr. Wheeler is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Wheeler Employment Agreement, if Mr. Wheeler’s employment is terminated by the Company without “Cause” (as defined in the Wheeler Employment Agreement) then Mr. Wheeler shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Wheeler Employment Agreement and below) of Mr. Wheeler’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Wheeler Employment Agreement, the term Applicable Percentage shall equal 50% plus 2.5% per three months of employment by the Company or its predecessors in excess of three years. In no event shall the Applicable Percentage exceed 100%. In addition, Mr. Wheeler is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Wheeler is receiving immediately prior to the date of termination.

In the event Mr. Wheeler terminates his employment with “Good Reason” (as defined in the Wheeler Employment Agreement), which includes a “Change in Control” (as defined in the Wheeler Employment Agreement) then Mr. Wheeler shall generally be entitled to a lump sum payment equal to 100% of Mr. Wheeler’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Mr. Wheeler is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Wheeler is receiving immediately prior to the date of termination.

Mr. Wheeler shall not be entitled to any benefits under the Wheeler Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Wheeler terminating his employment without “Good Cause” (as defined in the Wheeler Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Mr. Wheeler’s estate shall generally be entitled to: (a) Mr. Wheeler’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Mr. Wheeler for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Wheeler Employment Agreement) by Mr. Wheeler for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Mr. Wheeler his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Wheeler under any disability policy obtained by the Company or Mr. Wheeler, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Wheeler Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Wheeler is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company

Steven M. Belote

Employment Agreement and Salary. On March 14, 2016, the Company, on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with Steven M. Belote (the “Belote Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Belote Employment Agreement, Mr. Belote shall be employed as the Company’s Chief Operating Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $265,000 per annum (compensation remains the same from prior employment agreement); and

•	Reimbursement of reasonable and necessary business expenses, and Mr. Belote is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Belote Employment Agreement, if Mr. Belote’s employment is terminated by the Company without “Cause” (as defined in the Belote Employment Agreement) then Mr. Belote shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Belote Employment Agreement and below) of Mr. Belote’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Belote Employment Agreement, the term Applicable Percentage shall equal 50% plus 2.5% per three months of employment by the Company or its predecessors in excess of three years. In no event shall the Applicable Percentage exceed 100%. In addition, Mr. Belote is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Belote is receiving immediately prior to the date of termination.

In the event Mr. Belote terminates his employment with “Good Reason” (as defined in the Belote Employment Agreement), which includes a “Change in Control” (as defined in the Belote Employment Agreement) then Mr. Belote shall generally be entitled to a lump sum payment equal to 100% of Mr. Belote’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Mr. Belote is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Belote is receiving immediately prior to the date of termination.

Mr. Belote shall not be entitled to any benefits under the Belote Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Belote’s termination of his employment without “Good Cause” (as defined in the Belote Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Mr. Belote’s estate shall generally be entitled to: (a) Mr. Belote’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Mr. Belote for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Belote Employment Agreement) by Mr. Belote for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Mr. Belote his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Belote under any disability policy obtained by the Company or Mr. Belote, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Belote Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Belote is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Robin Hanisch

Employment Agreement and Salary. On March 14, 2016, the Company, on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with Robin Hanisch (the “Hanisch Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Hanisch Employment Agreement, Ms. Hanisch shall be employed as the Company’s Secretary and is required to devote her best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $125,000 per annum (compensation remains the same from prior employment agreement); and

•	Reimbursement of reasonable and necessary business expenses, and Ms. Hanisch is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Hanisch Employment Agreement, if Ms. Hanisch’s employment is terminated by the Company without “Cause” (as defined in the Hanisch Employment Agreement) then Ms. Hanisch shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Hanisch Employment Agreement and below) of Ms. Hanisch’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Hanisch Employment Agreement, the term Applicable Percentage shall equal 50% plus 2.5% per three months of employment by the Company or its predecessors in excess of three years. In no event shall the Applicable Percentage exceed 100%. In addition, Ms. Hanisch is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Ms. Hanisch is receiving immediately prior to the date of termination.

In the event Ms. Hanisch terminates her employment with “Good Reason” (as defined in the Hanisch Employment Agreement), which includes a “Change in Control” (as defined in the Hanisch Employment Agreement) then Ms. Hanisch shall generally be entitled to a lump sum payment equal to 100% of Ms. Hanisch’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Ms. Hanisch is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Ms. Hanisch is receiving immediately prior to the date of termination.

Ms. Hanisch shall not be entitled to any benefits under the Hanisch Employment Agreement in the case of the Company terminating her employment for Cause or Ms. Hanisch terminating her employment without “Good Cause” (as defined in the Hanisch Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Ms. Hanisch’s estate shall generally be entitled to: (a) Ms. Hanisch’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Ms. Hanisch for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Hanisch Employment Agreement) by Ms. Hanisch for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Ms. Hanisch her regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Ms. Hanisch under any disability policy obtained by the Company or Ms. Hanisch, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Hanisch Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Ms. Hanisch is required to keep confidential the Company’s trade secrets that she acquired during the course of her employment. Her employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of her employment with the Company.

Wilkes Graham

Employment Agreement and Salary. On March 14, 2016, the Company, on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with Wilkes Graham (the “Graham Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Graham Employment Agreement, Mr. Graham shall be employed as the Company’s Chief Financial Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of 275,000 through March 31, 2016, $300,000 for the period April 1, 2016 through June 30, 2016, $325,000 for the period July 1, 2016 through September 30, 2016 and $350,000 thereafter upon the initiation of the Graham Employment Agreement;

•	A one-time stock award equivalent to $25,000;

•	The net sum of $1,500 per month for housing allowance until June 30, 2017; and

•	Reimbursement of reasonable and necessary business expenses, and Mr. Graham is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Graham Employment Agreement, if Mr. Graham’s employment is terminated by the Company without “Cause” (as defined in the Graham Employment Agreement) then Mr. Graham shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Graham Employment Agreement and below) of Mr. Graham’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Graham Employment Agreement, the term Applicable Percentage shall equal nil if the Mr. Graham is terminated prior to March 14, 2017; 33.33% if the termination occurs between March 14, 2017 and March 13, 2018; and 66.67% if the termination occurs between March 14, 2018 and March 13, 2019.

In the event Mr. Graham terminates his employment with “Good Reason” (as defined in the Graham Employment Agreement), which includes a “Change in Control” (as defined in the Graham Employment Agreement) then Mr. Graham shall generally be entitled to a lump sum payment equal to 100% of Mr. Graham’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Mr. Graham is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Graham is receiving immediately prior to the date of termination.

Mr. Graham shall not be entitled to any benefits under the Graham Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Graham terminating his employment without “Good Cause” (as defined in the Graham Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Mr. Graham’s estate shall generally be entitled to: (a) Mr. Graham’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Mr. Graham for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Graham Employment Agreement) by Mr. Graham for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Mr. Graham his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Graham under any disability policy obtained by the Company or Mr. Graham, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Graham Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Graham is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Summary Compensation Table

The table below only shows compensation received by our Chief Executive Officer, Chief Financial Officer and Director of Acquisitions in 2015 and 2014.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus	Stock Awards ($)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(1)	Total ($)
Jon S. Wheeler	2015	493.269	—	26,259	—	—	18,000	537,528
Chief Executive Officer	2014	298,077	—	10,000	—	—	11,923	320,000

Steven M. Belote(2)	2015	275,192	—	25,980	—	—	11,222	312,394
Chief Financial Officer	2014	185,923	—	18,096	—	—	—	204,019

David Kelly	2015	181,731	269,375	19,603	—	—	13,867	484,576
Director of Acquisitions	2014	107,952	—	1,865	—	—	—	109,817

(1)	The Company’s match on the 401(k) plan.
(2)	Mr. Belote now serves as the Company’s COO as of January 2016.

Outstanding Equity Awards at Fiscal-Year End

The Company has no outstanding Equity Awards at the end of the 2015 fiscal year.

2015 Long-Term Incentive Plan

Pursuant to our 2015 Long-Term Incentive Plan, we may award incentives covering an aggregate of 1,000,000 shares of our Common Stock. As of the Record Date, we have issued 386,888 shares under the plan to employees, directors and outside contractors for services provided.

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended December 31, 2015 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Security Ownership of Certain Beneficial Owners and Management

The following tables, as of the Record Date, set forth certain information regarding the beneficial ownership of shares of our Common Stock and shares of common stock into which common units are exchangeable for (1) each person who is the beneficial owner of 5% or more of our outstanding Common Stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables. The extent to which a person will hold shares of Common Stock as opposed to units is set forth in the footnotes below.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common shares subject to options or other rights (as set forth above) held by that person that are exercisable as of this filing or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. As of the Record Date, we had 151 stockholders of record. This number excludes our common shares owned by shareholders holding under nominee security position listings.

Based upon our records and the information provided in filings with the SEC, the following are our directors and executive owners that are beneficial owners of our shares. Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Number of Shares and Common Units Beneficially Owned		Percentage of All Shares(1)	Percentage of All Shares and Common Units(2)
Jon S. Wheeler	2,715,391	(3)	4.09%	3.76%
Steven M. Belote	21,181		*	*
Robin Hanisch	24,094	(4)	*	*
Carl B. McGowan, Jr.	21,571		*	*
Wilkes Graham	16,892		*	*
Jeffrey Parker	10,876		*	*
Matthew Reddy	5,256		*	*
David Kelly	20,968		*	*
William W. King	18,971		*	*
Kurt R. Harrington	25,000		*	*
Jeffrey Zwerdling	364,600	(5)	*	*
John P. McAuliffe	5,800		*	*
Stewart Brown	5,800		*	*
All directors, director nominees and executive officers as a group (13 persons)(6)	3,256,400	(6)	4.90%	4.51%

*	Less than 1.0%
(1)	Based upon 66,403,669 shares of Common Stock outstanding on April 28, 2016. In addition, amounts for individuals assume that all Series B convertible preferred stock held by individuals are converted into commons stock and all warrants held by the person are exercised for Common Stock.
(2)	Based upon 66,403,669 shares of our Common Stock and 5,751,908 common units, which units may be redeemed for cash or, at our option, exchanged for shares of our Common Stock outstanding on April 28, 2016.
(3)	Includes 764,673 shares of Common Stock and 1,950,718 common units, of which 660,00 and 1,585,865 common shares and common units, respectively, have been pledged as security.
(4)	Includes 20,849 shares of Common Stock and 3,245 common units.
(5)	Includes 277,800 shares of Common Stock, 14,000 shares of Series B convertible stock convertible into 70,000 shares of common stock and 16,800 warrants to purchase 16,800 shares of common stock.
(6)	Includes 1,302,437 shares of Common Stock and 1,953,963 common units.

Based upon our records and the information reported in filings with the SEC, the following are beneficial owners of more than 5% of our shares.

	Number of Shares and Common Units Beneficially Owned	Percentage of All Shares(1)	Percentage of All Shares and Common Units(2)
Bulldog Investors(3)	4,298,173	6.47%	5.96%
LDR Capital Management, LLC(4)	4,044,221	6.09%	5.60%
EJF Capital, LLC(5)	3,800,000	5.72%	5.27%
Corbin Capital Partners Group, LLC(6).	3,374,225	5.08%	4.68%
Westport Capital Partners, LLC.(7)	6,250,000	9.41%	8.66%
Total 5% or more shareholders as a group (5 entities)	21,766,619	32.78%	30.17%

(1)	Based upon 66,403,669 shares of Common Stock outstanding on April 28, 2016.
(2)	Based upon 66,403,669 shares of our Common Stock and 5,751,908 common units, which units may be redeemed for cash or, at our option, exchanged for shares of our Common Stock outstanding on April 28, 2016.
(3)	Based solely upon the Schedule 13D filed with the SEC by the beneficial owner on July 27, 2015 reporting beneficial ownership as of July 27, 2015. Bulldog Investors, LLC possesses sole voting and dispositive power over 2,353,574 shares and shared dispositive and voting power over 1,944,599 shares.
(4)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2016 reporting beneficial ownership as of December 31, 2015. LDR Capital Management possesses shared voting and dispositive power over 4,044,221 shares. In addition, based solely upon the Schedule 13G, Lawrence Raiman is the sole manager, President and Chief Executive Officer of LDR and therefore may be deemed to have beneficial ownership over the shares.
(5)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on March 24, 2016 reporting beneficial ownership as of March 18, 2016. EJF Capital, LLC possesses shared voting and dispositive power over 3,800,000 shares. In addition, based solely upon the Schedule 13G, Emanuel Friedman may be deemed to have beneficial ownership over the shares.
(6)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2016 reporting beneficial ownership as of December 31, 2015. Corbin Capital Partners Group, LLC possesses shared voting and dispositive power over 3,374,225 shares. In addition, based solely upon the Schedule 13G, Corbin Capital Partners, L.P. and Fort George Investments, LLC may be deemed to have beneficial ownership over the shares.
(7)	Based solely upon the Schedule 13D filed with the SEC by the beneficial owner on June 15, 2015 reporting beneficial ownership as of June 15, 2015. Westport Capital Partners, LLC possesses shared voting and dispositive power over 6,250,000 shares. In addition, based solely upon the Schedule 13D, Russel Bernard, Sean Armstrong, Wm. Gregory Geiger, Jordan Socaransky and Marc Porosoff are members of the investment committee of Westport Capital Partners, LLC and may be deemed to have beneficial ownership over the shares. The 6,250,000 shares include 2,925,000 shares held by the record owner WCP Real Estate Fund IV, L.P.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2016. All of the nominees for director are now serving as directors of the Company. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for re-election, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Jon S. Wheeler

Chairman and CEO

Age — 55

Director since 2011

Mr. Wheeler has served as the Company’s Chairman since its formation in June of 2011. In addition, Mr. Wheeler served as the Company’s President from its formation until January 2013 when his title was changed from President to Chief Executive Officer. Mr. Wheeler has also served as the President and CEO of Wheeler Interests since its inception in 1999. Mr. Wheeler has over thirty-four years of real estate experience with an extensive background in strategic financial and market analyses. Mr. Wheeler has substantial experience in assessing new or existing properties to maximize returns, which are then positioned for acquisition, growth and disposition. Since founding Wheeler Interests in 1999, Mr. Wheeler has helped Wheeler Interests to acquire over sixty shopping centers in New York, Maryland, Virginia, West Virginia, North Carolina, South Carolina, Tennessee, Georgia, Florida, Oklahoma and Texas, representing over four million square feet of improved real estate property. Mr. Wheeler holds a Bachelor of Arts degree in political science from Southern Methodist University. Mr. Wheeler was selected as the Company’s Chairman because of his experience in retail leasing, marketing, acquisition, development, financing, management and disposition of strip centers, neighborhood centers, community centers, power centers and mixed-use retail space in both the urban and suburban markets within the Northeast, Mid-Atlantic, Southeast and Southwest regions of the United States. We have determined that Mr. Wheeler should serve as a director because he is the founder of the Company and his knowledge of the Company and years of experience in our industry give him the ability to guide the Company as a director.

David Kelly

Senior Vice President of Acquisitions and Director

Age — 51

Director since 2011

Mr. Kelly served as a director of the Company since 2011. Mr. Kelly has over twenty-five years of experience in the real estate industry. Mr. Kelly currently serves as Senior Vice President, Director of Acquisitions for the Company. Prior to joining the Company, Mr. Kelly served as a Principal with Kelly Development, LLC, a real estate development firm he founded in March 2011, which specializes in the acquisition and management of retail properties in the Mid-Atlantic region. Prior to founding Kelly Development, Mr. Kelly served as the Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer, from 1998 through 2011. Prior to his time with Supervalu, Mr. Kelly served as an Asset Manager from 1993 through 1998. Mr. Kelly currently serves on the Board of Directors of the Norfolk, Virginia SPCA. He earned a Bachelor of Science in Finance degree from Bentley College (now Bentley University). Based upon his years of experience in the real estate industry as well as his real estate management experience within a publicly traded company, we have determined that Mr. Kelly should serve as a director.

William W. King

Independent Director

Age — 76

Director since 2011

Mr. King served as a director of the Company since 2011. Mr. King currently serves, on a volunteer basis, as Executive Director of the Virginia Maritime Heritage Foundation, a 501(c)(3) corporation that owns and operates the Schooner Virginia. He was appointed to that position in September 2009. From 1988 through 2008 Mr. King served as the headmaster of Norfolk Collegiate School, an independent, co-educational, K-12 college preparatory day school. He also remained employed by the Norfolk Collegiate School until June 2009 as a special assistant to the headmaster and served on its board of trustees from 1984-2009. Prior to his service at Norfolk Collegiate School, Mr. King was Executive Vice President of SRMS, a management consulting corporation that primarily contracted for services with the U.S. Navy and the U.S. Air Force. Mr. King served in the United States Navy from 1962 until 1984, when he retired with the rank of Captain. During his time in the United States Navy, he served in seven combatant ships, two of which he commanded, did several combat tours in Vietnam, served two tours in the Pentagon, including two years as aide to the Chief of Naval Operations, and was a Deputy Chief of Staff to the Commander of the United States Atlantic Command and the Commander-in-Chief of the United States Atlantic Fleet. Mr. King graduated from the University of Virginia in 1963 with a Bachelor of Science Degree in Finance, the Navy Postgraduate School in 1977 with a Master of Science in Financial Management, and from Old Dominion University in 1995 with a Certificate of Advanced Studies in Education Leadership and Administration. He currently serves on the Board of Directors of Chesapeake Bay Academy, the Future of Hampton Roads, Inc. and Horizons Hampton Roads. Based upon his leadership experience, we have determined that Mr. King should serve as a director.

Carl B. McGowan, Jr.

Independent Director

Age — 68

Director since 2013

Dr. McGowan served as a director of the Company since 2013. Dr. McGowan brings over 30 years of extensive financial experience to the Board. Dr. McGowan joined the faculty of Norfolk State University in 2005 and presently serves as the Faculty Distinguished Professor of Finance. From 2004-2005, Dr. McGowan served as a Visiting Associate Professor of Finance at the University of Sharjah in the United Arab Emirates. From 2003-2004, Dr. McGowan served as the RHB Bank Distinguished Chair in Finance at the University of Kebangsaan in Malaysia. Dr. McGowan has a Bachelor of Arts in International Relations (Syracuse), an MBA in Finance (Eastern Michigan), and a PhD in Business Administration (Michigan State). Dr. McGowan has conducted extensive research in the areas of corporate finance and international finance, with specific studies relating to real estate operations. In addition to over 150 conference presentations, Dr. McGowan has published 68 articles in numerous peer-reviewed journals including: The Journal of Real Estate Research, The American Journal of Business Education, Applied Financial Economics, Decision Science, Financial Practice and Education, The Financial Review, International Business and Economics Research Journal, The International Review of Financial Analysis, The Journal of Applied Business Research, The Journal of Business Case Studies, The Journal of Diversity Management, Managerial Finance, Managing Global Transitions, The Southwestern Economic Review, and Urban Studies. Based upon his diverse experience and well-known authority in finance and economics, which will be valuable as we pursue the continued growth of the Company, we have determined that Dr. McGowan should serve as a director.

Jeffrey M. Zwerdling

Lead Independent Director

Age — 71

Director since 2013

Mr. Zwerdling served as a director of the Company since 2013 and lead independent director since 2015. Mr. Zwerdling is founder and managing partner of the law firm of Zwerdling, Oppleman & Adams which was formed in 1972 in Richmond, Virginia. Mr. Zwerdling’s areas of concentration include corporate law, commercial and residential real estate, personal estate planning, and general litigation. From 1999-2012 he served as President and Director of The Corporate Centre, a 225,000 square foot office park complex located in Richmond, Virginia. In May of 2013, Mr. Zwerdling was appointed to the Board of Directors of Capitol Securities Management Inc. (“CSM”). CSM is a Financial Industry Regulatory Authority registered broker dealer whose assets exceed $4 billion. Mr. Zwerdling was commissioned as a Second Lieutenant in the United States Army in 1967, served in the Army Reserve and Virginia National Guard, and received his honorable discharge after obtaining the rank of Captain in 1981. Mr. Zwerdling holds a Bachelor of Science Degree from Virginia Commonwealth University and received a Juris Doctor Degree from the College of William and Mary School of Law. He was an organizational investor in Southern Community Bank & Trust, now Village Bank. In 1998, Mr. Zwerdling was elected to the Board of Directors of Supertel Hospitality, Inc., a public company which trades on the Nasdaq Stock Exchange. Supertel is a real estate investment trust (REIT) which is a focused-service segment of the lodging industry. During his tenure at Supertel, Mr. Zwerdling served on various committees, including the Acquisitions and Dispositions Committee, and was a member and former chairman of the Audit Committee. Prior to being appointed a Director of the Company in September 2013, Mr. Zwerdling served as a Board Observer for the Company. He is a Master Mason of Fraternal Lodge No. 53, belongs to the Scottish Rite of Freemasonry, and is a Noble of the Acca Temple Shrine of Richmond, Virginia. Based upon his legal experience in real estate matters and his vast experiences with real estate investment trusts, we have determined that Mr. Zwerdling should serve as a director.

Kurt R. Harrington

Independent Director

Age — 63

Director since 2015

Mr. Harrington has served as a director of our company since 2015. Mr. Harrington was recently the Executive Vice President, Chief Financial Officer and Treasurer, of Arlington Asset Investment Corp. (NYSE: AI), a position he had held since January 2000. Mr. Harrington was also the Executive Vice President, Chief Financial Officer and Treasurer of FBR & Co. between January 2000 and February 2008 and served as Chief Financial Officer and Treasurer of FBR Asset Investment Corporation from September 1999 to March 2003. Mr. Harrington joined Arlington Asset Investment Corp. as Vice President of Finance and Treasurer in March 1997. He was previously the Chief Financial Officer of Jupiter National, Inc., a publicly traded, closed-end venture capital company. From 1980 to 1990, Mr. Harrington served in a number of senior financial accounting, reporting and business planning positions at MCI Communications Corporation and Marriott Corporation, in Washington, D.C. He began his career with the public accounting firms of Meahl, McNamara & Co., Boston, Massachusetts and later, PricewaterhouseCoopers LLP, Washington, D.C. Mr. Harrington received his Certified Public Accountant certification in 1978. Mr. Harrington is the treasurer and a trustee of Nichols College and a Director of Global Medical REIT, Inc. Based upon his years of management and public company experience, we have determined that Mr. Harrington should serve as a director.

Stewart J. Brown

Independent Director

Age — 68

Director since 2015

Mr. Brown has served as a director since 2015. Mr. Brown has over 45 years of financial and organizational management experience in executive management positions within the real estate, banking, and finance industries, most recently as Chairman of the Credit/Risk Committee for Community and Southern Bank and is a member of the board’s Joint Audit Committee. Mr. Brown has also served as the past Chairman of the Board of Lodgian, Inc. of Atlanta and Opportunity Bank of Dallas. Mr. Brown also served for over 32 years as an officer in the US Army in a variety of assignments. Mr. Brown received his Bachelor’s degree in Political Science and Economics from UC Santa Barbara and has an MBA from NYU’s Leonard N. Stern’s School of Business. Based upon his leadership and organizational development expertise, we have determined that Mr. Brown should serve as a director.

John McAuliffe

Independent Director

Age — 66

Director since 2015

Mr. McAuliffe has served as a director since 2015. Mr. McAuliffe previously served as a director from November 2012 until April 2013. Mr. McAuliffe has over 36 years of experience in the financial services industry. Presently, Mr. McAuliffe serves as a Lead Investment Banker with Newbridge Securities Corporation, a full-service securities brokerage and investment banking firm. Prior to joining Newbridge Securities Corporation in 2005, Mr. McAuliffe ran his own consulting firm which provided advisory and structural development services to the management of small to medium sized publicly traded companies. Throughout his career, Mr. McAuliffe has participated in excess of over 200 capital raises and has been involved in all aspects of the capital formation process serving in a variety of positions ranging from institutional salesman to the Managing Director of an investment banking firm. Mr. McAuliffe received his Bachelor of Science degree in political science and economics from State University of New York at Brockport. Based upon his leadership and investment baking experience, we have determined that Mr. McAuliffe should serve as a director.

The Board of Directors unanimously recommend a vote FOR

the election of all of the Nominees named above.

PROPOSAL 2

APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN

What am I voting on?

The Board of Directors adopted the Wheeler Real Estate Investment Trust, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”) on April 6, 2016, subject to approval by the shareholders of the Company. The Board of Directors believes that the 2016 Plan will advance the long-term success of the Company by encouraging share ownership among key employees and members of the Board who are not employees.

How is the 2016 Plan administered?

The 2016 Plan is administered by the Compensation Committee of the Board of Directors. The 2016 Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s needs. Subject to the terms of the 2016 Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not directors, executive officers or 5% shareholders of the Company.

What kind of awards may be granted?

Awards under the 2016 Plan may be in the form of incentive stock options, nonqualified stock options or restricted stock awards.

An option is the right to purchase shares of the Company’s Common Stock at a price and on a schedule set by the Compensation Committee. The option price will be no less than the fair market value of the shares on the option grant date.

Who is eligible to receive awards?

Employees of the Company, officers, employee and non-employee directors, consultants, independent contractors and advisors may all be selected by the Compensation Committee to receive awards under the 2016 Plan. The benefits or amounts that may be received by or allocated to participants under the 2016 Plan will be determined at the discretion of the Compensation Committee and are not presently determinable. As of April 28, 2016 there were approximately fifty-nine Company employees, six non-employee directors and five consultants that are eligible to participate in the 2016 Plan.

How many shares are available for issuance under the 2016 Plan?

The maximum number of shares as to which awards may be granted under the 2016 Plan is 5,000,000 shares. The fair market value of an ordinary share of the Common Stock of the Company on the Record Date for the Annual Meeting was $1.43 as reported on the Nasdaq Stock Market.

Upon what terms may shares be awarded?

An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of ordinary shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to a award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award;

(b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

Are awards made under the 2016 Plan transferable?

Except as provided below, no award under the 2016 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

When does the 2016 Plan terminate?

The Compensation Committee may terminate the 2016 Plan at any time. If not sooner terminated by the Board of Directors, the 2016 Plan will terminate on the tenth anniversary of its effective date.

How can the 2016 Plan be amended?

The 2016 Plan may be amended by the Board of Directors, but without further approval by the shareholders of the Company, the Board shall not amend the 2016 Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended. The Board may condition any amendment on the approval of the shareholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

What are the tax consequences of the 2016 Plan?

The following is a brief summary of the federal income tax consequences of certain transactions under the 2016 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Where can I get a copy of the 2016 Plan?

This summary is not a complete description of all provisions of the 2016 Plan. A copy of the 2016 Plan is attached hereto as Annex A.

The Board of Directors unanimously recommend a vote FOR

the approval of the issuance of the 2016 Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2016 fiscal year and to conduct quarterly reviews through March 31, 2017. The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2015. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm.

2015 Fiscal Year Audit Firm Fee Summary

The following table sets forth the aggregate fees for professional services rendered to or for the Company for the 2015 fiscal year by Cherry Bekaert LLP:

Fees Billed	2015	2014
Audit Fees	$207,296	$209,704
Audit Related Fees	711,146	298,139
Tax Fees	147,935	100,170

Total	$1,066,377	$608,013

The audit fees for 2015 were for professional services rendered for the audits and reviews of the consolidated financial statements of the Company. Audit related fees were for services related to the Company’s offering documents and associated filings. Tax fees for 2015 were for services related to federal and state compliance and advice.

All services rendered by the principal auditors are permissible under applicable laws and regulations and were pre-approved by either the Board of Directors or the Audit Committee, as required by law. The fees paid to the principal auditors for services as described in the above table fall under the categories listed below.

Audit Fees. These are fees for professional services performed by the principal auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services performed by the principal auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements. These services include attestations by the principal auditor that are not required by statute or regulation and consulting on financial accounting/reporting standards.

Tax Fees. These are fees for professional services performed by the principal auditor with respect to tax compliance, tax planning, tax consultation, returns preparation and review of returns. The review of tax returns includes the Company and its consolidated subsidiaries.

These services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the principal auditor’s core work, which is the audit of the Company’s consolidated financial statements.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. McGowan qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial human resources and succession planning within the Company;

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met six times during 2015. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2015, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountant’s independence. The Company also received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC. The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2016. This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Kurt R. Harrington	William W. King	Carl B. McGowan, Jr.

Under SOX, and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”), which sets forth the procedures and conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

Certain Relationships and Related Transactions

Related Party Policies

Our Code of Business Conduct requires that our directors and all of our employees deal with the Company on an arms-length basis in any related party transaction. All transactions between us and any of our directors, named executive officers or other vice presidents, or between us and any entity in which any of our directors, named executive officers or other vice presidents is an officer or director or has an ownership interest, must be approved by the Board of Directors. In addition, management evaluates third-party and properties owned by entities affiliated with Mr. Wheeler considered to be potential acquisition targets by analyzing factors such as, but not limited to, net operating income, fair market capitalization rates, leverage, occupancy rates, anchor tenant credit and alternative uses of capital. Management presents to our Board of Directors’ Investment Committee those properties it considers viable acquisition targets. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and our Corporate Governance Principles. Once the Investment Committee comes to an agreement that it is in the best interest of us to acquire a property, including a property owned by entities affiliated with Mr. Wheeler, the committee makes a recommendation to the full Board of Directors regarding the potential real estate acquisition and investment. Our Board of Directors then votes on whether to acquire a property recommended by the Investment Committee, and we will not acquire a property unless it has been approved by the majority of our Board of Directors. Only independent directors vote on acquisitions of properties owned by entities affiliated with Mr. Wheeler.

Partnership Agreement

In connection with the completion of our initial public offering, we entered into a partnership agreement with various persons receiving common units in the formation transactions, including Mr. Wheeler, his affiliates and certain other executive officers or our Company. As a result, these persons became limited partners of our operating partnership, Wheeler REIT, L.P. (the “Operating Partnership”).

Pursuant to the partnership agreement with our Operating Partnership, limited partners of the Operating Partnership and some assignees of limited partners will have the right, beginning 12 months after acquiring the common units, to require our Operating Partnership to redeem part or all of their common units for cash equal to the then-current market value of an equal number of shares of our Common Stock (determined in accordance with and subject to adjustment under the Partnership Agreement), or, at our election, to exchange their common units for shares of our Common Stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

Other Related Party Transactions

Until internalizing the Operating Companies in October 2014, our Administrative Service Company, which was wholly owned by Mr. Wheeler, provided administrative services to the Company, including management, administrative, accounting, marketing, development and design services.

Prior to internalizing the Operating Companies, Wheeler Interests, LLC, a company controlled by Mr. Wheeler, leased our Riversedge property under a 10-year operating lease expiring in November 2017, with four five-year renewal options available. The lease required monthly base rental payments of $23,600 and provided for annual increases throughout the term of the lease and subsequent option periods. Additionally, Wheeler Interests, LLC reimbursed us for a portion of the property’s operating expenses and real estate taxes. We considered the terms of the lease agreement with Wheeler Interests, LLC to be comparable to those received by other nonrelated third parties.

The following summarizes related party activity of the combined Ownership Entities, as defined below, for the year ended December 31, 2015 and 2014.

	December 31,
	2015	2014
Amounts paid to Wheeler Interests and its affiliates	$209,277	$3,827,990

Amounts due to (from) Wheeler Interests and its affiliates	$481,298	$463,281

Rent and reimbursement income received from Wheeler Interests	$—	$329,718

Rent and other tenant receivables due from Wheeler Interests	$—	$—

Acquisition of Portfolio Properties

Each portfolio property that we acquired through the Operating Partnership upon the completion of our initial public offering and the formation transactions and certain other properties subsequently acquired were owned directly or indirectly by partnerships, limited liability companies or corporations (the “Ownership Entities”) in which Mr. Wheeler and his affiliates, certain of our other directors and executive officers and their affiliates and other third parties owned a direct or indirect interest (the “Prior Investors”). In connection with the acquisition of these Ownership Entities, the Operating Partnership entered into (1) contribution agreements with these Prior Investors, pursuant to which they contributed their interests in the Ownership Entities to the Operating Partnership and/or (2) purchase and sale agreements with the Ownership Entities. The Prior Investors, including Mr. Wheeler and his affiliates, certain of our other directors and executive officers and their affiliates, received cash and/or common units in exchange for their interests in the Ownership Entities. The value of the consideration paid to each of the Prior Investors in the Ownership Entities, in each case, was based upon the terms of the applicable contribution agreements and/or purchase and sale agreements. The purchase price paid for these properties was determined by analyzing factors such as, but not limited to, net operating income, fair market capitalization rates, leverage, occupancy rates, anchor tenant credit and alternative uses of capital. In some instances, we did not obtain independent third-party appraisals before purchasing such properties.

The following table represents portfolio properties acquired from Mr. Wheeler and his affiliates during the years ended December 31, 2015 and 2014.

Portfolio Property or Contemplated Acquisition	Transaction Cost(1)	Related Person	Dollar Value of Related Person’s Interest(2)
Port Crossing	$9,311,422	Jon S. Wheeler—Chairman & CEO		$181,526
		Ann L. McKinney—Director		$44,742

Development Fund Properties (DF I-Courtland, LLC, DF I-Moyock, LLC, Edenton Commons, Berkley)	$4,446,918	Jon S. Wheeler—Chairman & CEO Ann L. McKinney—Director	$ $	83,833 13,971

Operating Companies	$6,750,000	Jon S. Wheeler—Chairman & CEO		$6,750,000

LaGrange Marketplace	$3,695,000	Jon S. Wheeler—Chairman & CEO		$128,032

Harbor Point	$2,400,000	Jon S. Wheeler—Chairman & CEO		$5,433

Brook Run Properties	$300,000	Jon S. Wheeler—Chairman & CEO		$158,251
		Ann L. McKinney—Director		$37,004
		Robin Hanisch—Corporate Secretary		$9,257

Brook Run Shopping Center	$18,486,159	Jon S. Wheeler—Chairman & CEO		$34,240
		Ann L. McKinney—Director		$23,065
		Robin Hanisch—Corporate Secretary		$472

Chesapeake Square	$6,339,175	Jon S. Wheeler—Chairman & CEO		$21,230
		Ann L. McKinney—Director		$468
		Robin Hanisch—Corporate Secretary		$117

Carolina Place	$250,000	Jon S. Wheeler—Chairman & CEO		$13,802
		Ann L. McKinney—Director		$304
		Robin Hanisch—Corporate Secretary		$76

(1)	Includes the value of debt we assumed or entered into or expect to enter into in certain of these transactions.
(2)	Jon S. Wheeler personally guaranteed some of the debt we assumed in these transactions. Upon our assumption of the debt at the closing of these transactions, Mr. Wheeler, in certain cases, was released from his guarantee and the Operating Partnership guaranteed the debt. The dollar value reflected does not reflect the release of Mr. Wheeler’s personal guarantee.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an annual report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to our Corporate Secretary Robin Hanisch at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452, by calling (757) 627-9088 or via the Internet at www.whlr.us.

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF WHEELER REAL ESTATE INVESTMENT TRUST, INC. The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF STOCKHOLDERS

Stockholder proposals including nominations for persons for election to the Board of Directors, for our Annual Meeting to be held in 2017 must be received by us between December 17, 2016 and January 16, 2017, and must otherwise comply with the rules promulgated by the SEC to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary, Robin Hanisch, at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

COPIES OF WHEELER REAL ESTATE INVESTMENT TRUST, INC.’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE THROUGH OUR WEBSITE WWW.WHLR.US OR UPON WRITTEN REQUEST TO WHEELER REAL ESTATE INVESTMENT TRUST, INC., RIVERSEDGE NORTH, 2529 VIRGINIA BEACH BOULEVARD, VIRGINIA BEACH 23452, ATTENTION, ROBIN HANISCH, CORPORATE SECRETARY.

Dated: May 16, 2016

By order of the Board of Directors,

Robin Hanisch
Corporate Secretary

ANNEX A

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

2016 LONG-TERM INCENTIVE PLAN

1. Purpose and Effective Date.

(a) The purpose of the Wheeler Real Estate Investment Trust, Inc. 2016 Long-Term Incentive Plan (the “Plan”) is to further the long term stability and financial success of Wheeler Real Estate Investment Trust, Inc. (the “Company”) by attracting and retaining personnel, including employees, executive officers, non-employee directors, and consultants, through the use of stock incentives. It is believed that ownership of Common Stock will stimulate the efforts of those employees upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business.

(b) The Plan was adopted by the Board of Directors of the Company on April 6, 2016 (the “Effective Date”), subject to shareholder approval.

2. Definitions.

(a) Act. The Securities Exchange Act of 1934, as amended.

(b) Agreement. Shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

(c) Affiliate. The meaning assigned to the term “affiliate” under Rule 12b-2 of the Act.

(d) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock.

(e) Award. The award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

(f) Board. The Board of Directors of the Company.

(g) Change of Control.

(i) The acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 50% or more of the then outstanding common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated person” means any person other than (x) the Company and its subsidiaries, (y) an employee benefit plan or related trust sponsored by the Company or its subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition. For purposes of this subsection, a “person” means an individual, entity or group, as that term is used for purposes of the Act;

(ii) Any tender or exchange offer, merger or other business combination, sale of assets or any combination of the foregoing transactions, and the Company is not the surviving corporation; and

(iii) A liquidation of the Company.

(h) Code. The Internal Revenue Code of 1986, as amended.

(i) Committee. The Compensation Committee of the Board.

(j) Company. Wheeler Real Estate Investment Trust, Inc.

(k) Common Stock. The common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 14 below), the stock resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.

(l) Consultant. A person rendering services to the Company who is not an “employee” for purposes of employment tax withholding under the Code.

(m) Corporate Change. A consolidation, merger, dissolution or liquidation of the Company, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(n) Date of Grant. The date as of which an Award is made by the Committee.

(o) Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(p) Fair Market Value.

(i) If the Common Stock is then listed on a national stock exchange, the closing sales price per share of Common Stock on the exchange for the last preceding date on which there was a sale of shares of Common Stock on such exchange, as determined by the Committee.

(ii) If the Common Stock is not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such shares in such market, as determined by the Committee.

(iii) If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Stock is listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(5)(iv).

(q) Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code Section 422.

(r) Nonstatutory Stock Option. An Option that does not meet the requirements of Code Section 422, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(s) Option. A right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.

(t) Participant. Any individual who receives an Award under the Plan.

(u) Performance Award. Shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(v) Performance Measures. Shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met during any applicable restriction period designated by the Committee or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, the achievement of annual operating profit plans, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, specified market penetration, cost targets, customer satisfaction or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

(w) Performance Period. Shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

(x) Restricted Stock. Common Stock awarded upon the terms and subject to the restrictions set forth in Section 7 below, if any, and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period, if any.

(y) Restricted Stock Unit. Shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified restriction period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(z) Restricted Stock Unit Award. Shall mean an award of Restricted Stock Units under this Plan.

(aa) Rule 16b-3. Rule 16b-3 of the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

3. General. Awards of Options and Restricted Stock may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4. Stock. Subject to Section 16 of the Plan, there shall be reserved for issuance under the Plan a total of 5,000,000 unissued shares of Common Stock. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and shares that are forfeited pursuant to restrictions on Restricted Stock awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall, if permissible under Rule 16b-3, include the number of shares surrendered by a Participant or retained by the Company (a) in connection with the exercise of an Option or (b) in payment of Applicable Withholding Taxes.

5. Eligibility.

(a) Any employee of, executive officer of, non-employee director of, or Consultant to the Company or its affiliates, and, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.

(b) No Awards shall be issued under the Plan to any person who after such Award (including settlement or exercise thereof) would beneficially own more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock of the Company, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding capital stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

(d) Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Stock Option.

6. Stock Options.

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant. No Participant may be granted Options in any calendar year covering more than 200,000 shares of Common Stock.

(b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant. The exercise price of a Nonstatutory Stock Option Award shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option on the Date of Grant.

(c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

(d) The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant. No option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided however that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

(e) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(f) If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

7. Restricted Stock Awards.

(a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Agreement between the Company and the Participant. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration. No Participant may receive a Restricted Stock Award in any calendar year for more than 200,000 shares of Common Stock.

(b) The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change of Control or Corporate Change acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s achievement of established performance objectives. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c) The Committee may provide in a Restricted Stock Award, or subsequently, that the restrictions will lapse if a Change of Control or Corporate Change occurs. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or may remove restrictions on Restricted Stock as it deems appropriate.

(d) A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Agreement and in the Plan. In other respects, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Agreement. If stock dividends are declared on Restricted Stock, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Restricted Stock.

8. Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) The number of shares of Common Stock subject to a Restricted Stock Unit Award and any restriction period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee. No Participant may receive Restricted Stock Units in any calendar year for more than 200,000 shares of Common Stock.

(b) The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during any specified restriction period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (iii) if the holder of such award does not remain continuously in the employment of the Company during any specified restriction period (iv) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

9. Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee. With respect to a Performance Award based on a Performance Period of one year, no Participant may receive a Performance Award payment in any calendar year that exceeds $500,000 or more than 200,000 shares of Common Stock.

(b) The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7(a) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 7(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

10. Method of Exercise of Options.

(a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Common Stock that the Participant owns (valued at Fair Market Value on the date of exercise), or (ii) exercise any applicable net exercise provision contained therein. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Common Stock acquired directly or indirectly from the Company shall be paid only with shares of Common Stock that are held by the Participant.

(b) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

11. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted

Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Common Stock (subject to such restrictions as the Committee may establish, including a requirement that any shares of Common Stock so delivered shall have been held by the Participant for not less than six months) or (b) have the Company retain that number of shares of Common Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee and in accordance with Rule 16b-3.

12. Nontransferability of Awards.

(a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.

(b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

13 Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the Effective Date. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him.

14. Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off, reclassification, recapitalization, merger or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b) In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company, and subject to the proviso that any such adjustments or new options shall not be made or granted, respectively, that would result in subjecting the Plan to variable plan accounting treatment. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(c) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 14 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

15. Change of Control. In the event of a Change of Control or Corporate Change, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(a) At the time the Award is made, provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

(b) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(c) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control or Corporate Change; provided, however, that to the extent required to avoid a charge to earnings for financial accounting purposes, such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or

(d) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving legal entity in such Change of Control or Corporate Change.

16. Administration of the Plan.

(a) The Plan shall be administered by the Committee, who shall be appointed by the Board. The Board may designate the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, to be the Committee for purposes of the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be “Non-Employee Directors” as that term is defined in Rule 16b-3, and the Committee shall be comprised solely of two or more “outside directors” as that term is defined for purposes of Code section 162(m). If any member of the Committee fails to qualify as an “outside director” or (to the extent required by Rule 16b-3) a “Non-Employee Director,” such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board of Directors may from time to time may appoint members of the Committee and fill vacancies, however caused, in the Committee.

(b) The Committee shall have the authority to impose such limitations or conditions upon an Award or Performance Award, including Performance Measures, as the Committee deems appropriate to achieve the objectives of the Award and Performance Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award or Performance Award and the nature of the Award or Performance Award, (ii) the number of shares of Common Stock to be covered by each Award or Performance Award, (iii) whether Options shall be Incentive Stock options or Nonstatutory Stock Options, (iv) the Fair Market Value of Common Stock, (v) the time or times when an Award or Performance Award shall be granted, (vi) whether an Award or Performance Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award or Performance Award shall lapse, (viii) whether a Change of Control or Corporate Change exists, (ix) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock or the lapse of restrictions on Restricted Stock, Restricted Stock Units or Options, (x) when Options may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Common Stock received in connection with an Award or Performance Award is permitted, (xiii) notice provisions relating to the sale of Common Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards and Performance Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee’s exercise of discretion may not be exercised with respect to any Award or Performance Award intended to qualify as “performance-based” under Code Section 162(m) to the extent such discretion would be inconsistent Code Section 162(m).

(c) The Committee shall have the power to amend the terms of previously granted Awards and Performance Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Agreement. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants.

(e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

17. Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate for shares of Common Stock before (i) the admission of such shares to listing on any stock exchange on which Common Stock may then be listed, (ii) receipt of any required registration or other qualification of such shares under any state or federal securities law or regulation that the Company’s counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been complied with. The Company may place on a certificate representing Common Stock any legend required to reflect restrictions pursuant to the Plan, and any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate for the shares of Common Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

18. Rights Under the Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Affiliate or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors.

19. Payments to Estates. An Award, if any, to the extent that they are due to a Participant pursuant to the provisions hereof and which remain unpaid at the time of the Participant’s death, will be paid in full to the Participant’s estate.

20. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company — at its principal business address to the attention of the Secretary; (b) if to any Participant — at the last address of the Participant known to the sender at the time the notice or other communication is sent.

21. Interpretation. The terms of this Plan and Awards granted pursuant to the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Stock Options under the Code or compliance with Code section 162(m), to the extent applicable, and they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such regulation or ruling, to the extent applicable, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan and/or the Award shall be void and of no effect.

22. Agreement. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or electronic acceptance, such award shall be effective as of the effective date set forth in the Agreement.

23. Choice of Law. This Plan shall be governed by the laws of Maryland, without reference to principles of conflict of law.

24. No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, or any affiliate of the Company or affect in any manner the right of the Company, or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on June 14, 2016.
Vote by Internet
• Go to www.investorvote.com/whlr
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	01 - Jon S. Wheeler 04 - David Kelly 07 - Jeffrey M. Zwerdling	02 - Kurt R. Harrington 05 - Stewart J. Brown 08 - John P. McAuliffe	03 - Carl B. McGowan, Jr. 06 - William W. King	+

☐	Mark here to vote FOR all nominees
☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05	06	07	08
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Approving our 2016 Long-Term Incentive Plan.	☐	☐	☐	3.	To ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm for the fiscal year ended December 31, 2016.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2016 Annual Meeting Admission Ticket

2016 Annual Meeting of

Wheeler Real Estate Investment Trust, Inc. Shareholders

June 15, 2016, 9:30 a.m., Eastern Standard Time

Cavalier Golf & Yacht Club

1052 Cardinal Road, The Cavalier Room

Virginia Beach, Virginia 23451

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Wheeler Real Estate Investment Trust, Inc.

Notice of 2016 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

June 15, 2016, 9:30 a.m., Eastern Standard Time

Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room

Virginia Beach, Virginia 23451

Jon S. Wheeler or Steven M. Belote or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on June 15, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, the election of the nominees for the board of directors, FOR Proposal 2, approving our 2016 Long-Term Incentive Plan, and FOR Proposal 3, to ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	01 - Jon S. Wheeler 04 - David Kelly 07 - Jeffrey M. Zwerdling	02 - Kurt R. Harrington 05 - Stewart J. Brown 08 - John P. McAuliffe	03 - Carl B. McGowan, Jr. 06 - William W. King	+

☐	Mark here to vote FOR all nominees
☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05	06	07	08
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Approving our 2016 Long-Term Incentive Plan.	☐	☐	☐	3.	To ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm for the fiscal year ended December 31, 2016.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Wheeler Real Estate Investment Trust, Inc.

Notice of 2016 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

June 15, 2016, 9:30 a.m., Eastern Standard Time

Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room

Virginia Beach, Virginia 23451

Jon S. Wheeler or Steven M. Belote or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on June 15, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, the election of the nominees for the board of directors, FOR Proposal 2, approving our 2016 Long-Term Incentive Plan, and FOR Proposal 3, to ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)